                                                       Exhibit 17



            As filed with the Securities and Exchange
                   Commission on July 27, 1992

                                            File Nos. 33-
                                            8ll-

               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   X

                 Pre-Effective Amendment No. __

                Post-Effective Amendment No. ___

                             and/or

           REGISTRATION STATEMENT UNDER THE INVESTMENT
                   COMPANY ACT OF 1940                         X

                        Amendment No. __


               Alliance Wealth Builder Fund, Inc.
       (Exact Name of Registrant as Specified in Charter)

     1345 Avenue of the Americas, New York, New York  10105
          (Address of Principal Executive Office)  (Zip Code)

            Registrant's Telephone Number, including
                   Area Code:  (212) 969-1000


                      EDMUND P. BERGAN, JR.
                Alliance Capital Management L.P.
                   1345 Avenue of the Americas
                    New York, New York  10105
             (Name and address of agent for service)




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It is proposed that this filing will become effective (check appropriate box)

               _____immediately upon filing pursuant to paragraph
               (b)
               _____on (date) pursuant to paragraph (b)
               _____60 days after filing pursuant to paragraph
               (a)
               _____on (date) pursuant to paragraph (a) of rule
               485.

         Registrant declares that an indefinite number of its Shares of Common Stock are being registered by this Registration
Statement.  The filing fee of $500 is being paid herewith.

_______________________________________________________

         The registrant hereby amends this Registration Statement under the Securities Act of 1933 on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with the provisions of Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to
Section 8(a), may determine.
________________________________________________________

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